SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2011


                              DATAMILL MEDIA CORP.
             (Exact name of registrant as specified in its charter)

    Nevada                        000-27795                     98-0427526
  (State of                      (Commission                 (I.R.S. Employer
Incorporation)                   File Number)             Identification Number)

4700 Hiatus Road, Suite 252, Sunrise, Florida                     33351
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (954) 749-0484
              (Registrant's telephone number, including area code)

         1205 Hillsboro Mile, Suite 203, Hillsboro Beach, Florida 33062
                                (Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement  communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication  pursuant to  Rule 13e-4c under the Exchange
    Act (17 CFR 240.133-4(c))
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                                EXPLANATORY NOTE

     This Form 8-K/A is being filed in connection with the closing of the Share Exchange Agreement with Young Aviation, LLC that resulted in (i) Datamill Media Corp. ("Company") ceasing to be a "shell company" (as that term is defined in Rule 12b-2 of the Securities Exchange Act of 1934); (ii) Young Aviation, LLC becoming a wholly-owned subsidiary of the Company; and (iii) Young Aviation, LLC becoming the main operational business of the Company.

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS.

     On September 2, 2011, the Company entered into a Share Exchange Agreement with Young Aviation, LLC, a Florida limited liability company ("Young Aviation") located in Sunrise, Florida. A condition of the Share Exchange Agreement, on September 19, 2011, the Company amended its Articles of Incorporation to increase the number of authorized shares of common stock to 500,000,000 shares and effected a forward stock split on the basis of ten shares for one share. This Share Exchange Agreement was amended effective September 30, 2011.

     Prior to the closing of the Share Exchange Agreement, the Company had 153,250,000 shares of common stock outstanding on a post forward split basis. As a condition to the closing of the Share Exchange Agreement, Vincent Beatty, our then President, on October 3, 2011, surrendered 67,000,000 (post forward split) shares of common stock held by Mr. Beatty for cancellation and such shares were cancelled by our transfer agent.

     On October 3, 2011, the Company acquired 100% of the member's interests of Young Aviation pursuant to the Share Exchange Agreement in exchange for the issuance by the Company of 166,060,000 shares of restricted common stock ("Shares"). Following the closing of the Share Exchange Agreement, the Company had 252,310,000 shares of common stock issued and outstanding. Young Aviation is now a wholly-owned subsidiary of the Company. The Shares were issued to ten individuals with the lion's share (165,000,000 shares) issued to Joel A. Young, who is now our President and Chief Executive Officer and our sole Director. None of he Young Aviation members had any prior relationship or affiliation with the Company.

     Young Aviation is a diversified broker and supplier of parts, products and services to the worldwide aviation, aerospace, government and defense markets. Young Aviation services a broad range of clients such as aircraft leasing companies, major airlines, repair stations, fixed-base operators, leasing companies and after market suppliers.

     The foregoing description of the Share Exchange Agreement is subject to the more detailed provisions set forth in the Share Exchange Agreement, which was attached as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on September 2, 2011, and in the Amendment to Share Exchange Agreement effective September 30, 2011, which is attached to this Current Report on Form 8-K as Exhibit 10.3.

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                  CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K/A, including any pro forma financial statements included as an exhibit hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements refer to future plans, objectives, expectations and intentions of the Company. Words such as "intend," "anticipate," "believe," "estimate," "plan," "expect," "will," "may," "might" and variations of these words, as well as similar expressions, identify these forward-looking statements. All statements other than statements of historical facts contained in this Current Report, including statements regarding the Company's future financial position, business strategy, budgets, projected costs and plans and objectives of the Company, are forward-looking statements.

     The Company's management expresses its expectations, beliefs and projections in good faith and believes the expectations reflected in these forward-looking statements are based on reasonable assumptions; however, the Company cannot assure prospective investors that these expectations, beliefs and projections will prove to have been correct. Such forward-looking statements reflect the current views of the Company's management with respect to the Company and anticipated future events and are subject to the many risks, uncertainties, assumptions and factors relating to the Company's proposed operations. Such factors include, among others, the following: general economic and business conditions, both national and in the regions in which the Company will operate, regulatory environment, industry capacity, demographic changes, challenges to our intellectual property rights, existing laws and government regulations and changes in, or the failure to comply with, such laws and regulations, competition, catastrophic weather events such as hurricanes, technological developments that increase the cost of providing or reduce the demand for the Company's products or services, changes in business strategy or development plans, the ability to attract and retain qualified personnel, the availability and terms of obtaining capital to fund the Company's business and other factors referenced in this Current Report.

     The Company cautions prospective investors that such forward-looking statements, including, without limitation, those relating to the Company's future business prospects, demand for the Company's products or services, revenues, capital needs, expenses, development and operation costs and income, wherever they occur in this Current Report or in other statements attributable to the Company, are necessarily estimates reflecting the best, good faith judgment of the Company's management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Should one or more of these risks or uncertainties materialize or should the Company's underlying assumptions prove to be incorrect, the Company's actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned. In light of these risks, uncertainties and assumptions, any favorable forward looking events discussed in this Current Report may not occur. The Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

     Potential investors should not make an investment decision based solely on the Company's projections, estimates or expectations.

                                  RISK FACTORS

     An investment in our Common Stock involves a high degree of risk. Prospective investors should carefully consider the following risk factors and the other information in this Current Report and in our other filings with the SEC before investing in our Common Stock. Our business and results of operations

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could  be  seriously  harmed  by any of  the  following  risks.  The  risks  and uncertainties described below are those that our management currently believes may significantly affect our Company and our investors. If any of the following risks actually occurs, our business, financial condition and results of operations could be harmed and investors in our Common Stock could lose part or all of their investment in our Common Stock.

RISKS RELATED TO THE COMPANY'S BUSINESS

     IF WE FAIL TO ACHIEVE REVENUES OR OBTAIN ADEQUATE FINANCING, OUR BUSINESS COULD BE SERIOUSLY IMPACTED.

     The Company cannot be certain that it will have increased revenues, that our revenues will grow or that we will generate sufficient revenues to achieve profitability. The Company's failure to achieve revenues, significantly increase our revenues or raise adequate and necessary financing would seriously harm our business and operating results. The Company expects to continue to incur capital, inventory, administrative and other expenses. The Company will need to generate significant revenues in order to achieve and maintain profitability. The Company's business will be materially and adversely affected if we fail to achieve additional revenues, if revenues grow more slowly than anticipated or if our operating or capital expenses increase more than expected or cannot be reduced in the event of lower revenues.

     OUR ABILITY TO ACHIEVE ANY SIGNIFICANT REVENUE WILL DEPEND ON OUR ABILITY TO ESTABLISH EFFECTIVE SALES AND MARKETING CAPABILITIES.

     Our success is dependent up our ability to effectively and profitably acquire, market and sell our products. If we fail to establish sufficient marketing and sales forces or make alternative arrangements to have our products marketed and sold by others on attractive terms, our ability to enter new or existing markets will be impaired. Our inability to effectively enter these markets would materially and adversely affect our ability to generate significant revenues.

     WE DEPEND HEAVILY ON OUR MANAGEMENT  TEAM AND  CONSULTANTS  AND THE LOSS OF
ANY OF OUR EXECUTIVE OFFICERS COULD SIGNIFICANTLY WEAKEN OUR MANAGEMENT EXPERTISE AND ABILITY TO RUN OUR BUSINESS.

     Our business strategy and success is dependent on the skills and knowledge of our management team and consultants. We are highly dependent on Joel A. Young, our President and Chief Executive Officer. We also operate with a small number of advisors and consultants and, therefore, have little backup capability for their activities. The loss of services of one or more members of our management team or advisors could weaken significantly our management expertise and our ability to efficiently run our business. We do not maintain key man life insurance policies on any of our officers.

     THE MARKETABILITY AND PROFITABILITY OF OUR PRODUCTS IS SUBJECT TO UNKNOWN ECONOMIC CONDITIONS, WHICH COULD SIGNIFICANTLY IMPACT OUR BUSINESS, FINANCIAL CONDITION, THE MARKETABILITY OF OUR PRODUCTS AND OUR PROFITABILITY.

     The marketability and profitability of our products may be adversely affected by local, regional, national and international economic conditions beyond our control and/or the control of our management, which could significantly impact our business, financial condition, the marketability of our products and our ability to earn a profit. Favorable changes may not necessarily enhance the marketability of our products or our profitability.

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
     WE ARE VULNERABLE TO THE CURRENT ECONOMIC CRISIS WHICH MAY NEGATIVELY AFFECT OUR PROFITABILITY.

     Aerospace and Defense spending are generally affected by a number of factors including general economic conditions, inflation, interest rates, tax rates, fuel and other energy costs and consumer confidence, generally, all of which are beyond our control. We are currently in a severe worldwide economic recession. Runaway deficit spending by the United States government and other countries further exacerbates the United States and worldwide economic climate and may delay or possibly deepen the current recession. Some economic indicators suggest rising energy costs, higher inflation, dwindling consumer confidence and higher taxes. Defense spending is also uncertain in future U.S. budgets and we may be impacted negatively by a reduction in Pentagon spending. Industrial purchases of our products tend to decline during recessionary periods when disposable revenue is lower and may impact sales of our products. Sudden disruptions in business conditions could result from a terrorist attack similar to the events of September 11, 2001, including attacks, the threat of further attacks or retaliation, war, adverse weather conditions or other natural disasters, such as Hurricane Katrina, pandemic situations or large scale power outages can have a short term or, sometimes, long term impact on spending. Downturns in the economies in which we sell our products or a sudden disruption of business conditions in those economies could adversely affect our business. A worldwide recession or U.S. Government debt default could place severe constraints on the ability of all companies, particularly smaller ones, to raise capital, borrow money, operate effectively and profitably and to plan for the future.

     OUR SUCCESS DEPENDS, IN PART, ON THE QUALITY OF OUR PRODUCTS BECAUSE IF OUR PRODUCTS ARE DEFECTIVE OR OTHERWISE FAIL TO MEET OUR CUSTOMERS' AND
DISTRIBUTORS'  STANDARDS,  OUR  CUSTOMER  AND  DISTRIBUTORSHIP  RELATIONS  COULD
SUFFER.

     The aviation parts industry is highly regulated. Our success depends, in part, on the quality of our products. If our products are found to be defective or if they otherwise fail to meet the U.S. Federal Aviation Administration ("FAA") or our customers' and distributors' standards, our relationships with our customers and distributors could suffer, we could need to recall some of our products, our reputation could be diminished and we could lose market share, any of which could result in a material adverse effect on our business, results of operations and financial condition.

     CONFIDENTIALITY AGREEMENTS WITH EMPLOYEES AND OTHERS MAY NOT ADEQUATELY PREVENT DISCLOSURE OF TRADE SECRETS AND OTHER PROPRIETARY INFORMATION.

     In order to protect our trade secrets, we also rely in part on confidentiality agreements with our employees, consultants, customers, dealers, distributors, suppliers and advisors. These agreements may not effectively prevent disclosure of confidential information and may not provide an adequate remedy in the event of unauthorized disclosure of confidential information. In addition, others may independently discover trade secrets and proprietary information. Costly and time-consuming litigation could be necessary to enforce and determine the scope of our proprietary rights and failure to obtain or maintain trade secret protection could adversely affect our competitive business position.

     Due to the sophisticated nature of the avionics industry and the complexity of the manufacturing of aerospace components, it is likely that the Company could experience interruptions in the supply of our products. If the Company is

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unable to have a supplier  efficiently  fix errors or other problems that may be identified, then the Company could experience the loss of or delay in revenues, the loss of customers and credibility, a failure to attract new customers or achieve market acceptance, and increased costs. Any one or more of these results could be very costly and, if not quickly remedied, cause serious harm to the Company's business.

     AS A RESULT OF OUR INTENSELY COMPETITIVE INDUSTRY, WE MAY NOT GAIN ENOUGH MARKET SHARE TO BE PROFITABLE.

     The Company faces competition from other brokers and manufacturers of similar or comparable products. Some of these providers have longer operating histories, name recognition and substantially greater financial, technical and marketing resources than the Company. Some of these providers also have more extensive customer bases, broader customer relationships and industry alliances than the Company, including relationships with some of the Company's potential customers. Increased competition from any of these sources could result in the Company's failure to achieve and maintain adequate customer levels and market share.

     WE MAY NOT BE ABLE TO MANAGE OUR ANTICIPATED GROWTH.

     The Company will apply as required for U.S Federal Aviation Administration ("FAA") and foreign regulatory agency approvals to increase our product offerings and expects to subsequently expand our operations rapidly. This growth and the anticipated growth in future operations are expected to place a significant strain on the Company's management systems and resources. This integration of new personnel could result in some disruption to the Company's ongoing operations. The Company will need to continue to improve its financial controls, management controls, reporting systems and procedures while continuing to expand, train and manage its work force. The Company may not obtain sufficient revenues and operating expenses could increase if the Company fails to receive such approvals or if such approvals take longer than anticipated.

     WE ARE SUBJECT TO STRINGENT LICENSING AND REGULATORY REQUIREMENTS.

     The commercial aerospace industry and sale of aircraft components is significantly impacted by Federal Aviation Regulations ("FAR"), regulations under the U.S. Department of Transportation ("DOT") and the U.S. Federal Aviation Administration ("FAA") and Title 14 Aeronautics and Space. If the products we sell do not meet these requirements, the Company could suffer an adverse effect on its operations.

     The commercial sale and delivery of aerospace and defense products involve local, state and federal licenses and permits. There can be no assurances that the Company will be able to obtain such permits and licenses, if required, or that any such permits or licenses will remain effective. Any lapse in the Company's licenses or permits could also adversely affect our operations and financial results.

RISKS ASSOCIATED WITH THIS OFFERING:

     BECAUSE JOEL A. YOUNG, OUR PRESIDENT, OWNS 65.4% OF THE TOTAL OUTSTANDING COMMON STOCK AND WILL BE ABLE TO ELECT ALL OF OUR DIRECTORS AND CONTROL OUR OPERATIONS, WHICH COULD DECREASE THE PRICE AND MARKETABILITY OF OUR SHARES.

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     Because Joel A. Young, our President,  owns 65.4% of the total  outstanding
Common Stock and will be able to elect all of our directors and control our operations, which could decrease the price and marketability of our shares.

     OUR SHAREHOLDERS MAY BE DILUTED SIGNIFICANTLY THROUGH OUR EFFORTS TO OBTAIN FINANCING, FUND OUR OPERATIONS AND SATISFY OUR OBLIGATIONS THROUGH ISSUANCE OF ADDITIONAL SHARES OF OUR COMMON STOCK.

     We have no committed source of financing. We will likely have to issue additional shares of our Common Stock to fund our operations and to implement our plan of operation. Wherever possible, our board of directors will attempt to use non-cash consideration to satisfy obligations. In many instances, we believe that the non-cash consideration will consist of restricted shares of our common stock. Our board of directors has authority, without action or vote of the shareholders, to issue all or part of the 247,690,000 authorized, but unissued, shares of our Common Stock. Future issuances of shares of our Common Stock will result in dilution of the ownership interests of existing shareholders, may further dilute Common Stock book value and that dilution may be material.

     OUR COMMON STOCK IS CONSIDERED TO BE A "PENNY STOCK" AND IS SUBJECT TO COMPLEX PENNY STOCK RULES OF THE SEC AND FINRA.

     Because the SEC imposes additional sales practice requirements on brokers who deal in our shares that are penny stocks, some brokers may be unwilling to trade them. This means that you may have difficulty reselling your shares and this may cause the price of our shares to decline.

     Our shares would be classified as penny stocks and are covered by Section 15(g) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, which impose additional sales practice requirements on brokers/dealers who sell our securities in the market. For sales of our securities, the broker/dealer must make a special suitability determination and receive from you a written agreement prior to making a sale for you. Because of the imposition of the foregoing additional sales practices, it is possible that brokers will not want to make a market in our shares. This could prevent you from reselling your shares and may cause the price of our shares to decline.

     FINRA SALES PRACTICE REQUIREMENTS MAY LIMIT A STOCKHOLDER'S ABILITY TO BUY AND SELL OUR STOCK.

     The FINRA has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our Common Stock, which may have the effect of reducing the level of trading activity and liquidity of our Common Stock. Further, many brokers charge higher transactional fees for penny stock transactions. As a result, fewer broker-dealers may be willing to make a market in our Common Stock, which may limit your ability to buy and sell our stock.

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                             DESCRIPTION OF BUSINESS

COMPANY BACKGROUND

     We had been originally incorporated under the laws of Canada on January 15, 1990, under the name "Creemore Star Printing, Inc." We changed our name on June 15, 2003 to "Smitten Press: Local Lore and Legends, Inc." We domesticated in the State of Nevada by filing Articles of Incorporation in Nevada on May 8, 2007, and we were incorporated in the State of Nevada on May 8, 2007, as Smitten
Press: Local Lore and Legends, Inc. On April 30, 2010, our Board of Directors approved a change in our name to DataMill Media Corp., effective at the close of business on June 30, 2010. In June 2011, we completed our initial public offering of 5,000,000 shares of Common Stock and received $100,000 in proceeds from the offering.

     We were a management consulting firm that planned to educate and assist small businesses to improve their management, corporate governance, regulatory compliance and other business processes, with a focus on capital market participation. However, after we completed our initial public offering, we explored a couple of opportunities to acquire operating companies in order to enhance shareholder value. On September 2, 2011, we entered into a Share Exchange Agreement with Young Aviation, LLC. On September 19, 2011, we amended our Articles of Incorporation to (i) increase our authorized capital stock to 500,000,000 shares of Common Stock and (ii) effect a 10 shares for one share forward stock split. On October 3, 2011, we closed the Share Exchange Agreement, which resulted in Young Aviation, LLC becoming a wholly-owned subsidiary.

     Young Aviation, founded in 2004, is a diversified broker and supplier of parts, products and services to the worldwide aviation, aerospace, government and defense markets. Young Aviation services a broad range of clients such as aircraft leasing companies, major airlines, repair stations, fixed-base operators, leasing companies and after market suppliers.

     As a result of the Share Exchange Agreement, the Company acquired Young Aviation and Joel A. Young became the President, Chief Executive Officer and sole Director of the Company on October 3, 2011, when our prior management officials resigned. As a result of acquiring Young Aviation, we ceased being a "shell company" as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934.

     As a result of our acquisition of Young Aviation, our management decided to abandon our former management consulting business and focus solely on the segment of business of Young Aviation.

INDUSTRY OVERVIEW

THE AVIATION AND AEROSPACE COMPONENTS INDUSTRY

     The worldwide Aviation Components and Services industry is a $500 billion market, highly regulated, capital-intensive and highly profitable, with competitors ranging from privately owned shops to publicly traded multinational conglomerates.

     Every aircraft in the world is on a scheduled cycle that includes maintenance for every one of thousands of individual parts of the plane at least once during the lifetime of the asset. Airlines infrequently keep inventory

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on-hand,  choosing instead to have suppliers like Young Aviation supply parts on demand.

     Successful diversified aerospace companies operate across multiple sectors and services including supply chain support, maintenance, manufacturing, asset management, dismantling, specialty supply, technical data and aircraft on ground ("AOG") solutions. GENERAL AVIATION STATISTICS As an integral and vital part of an international system operated for the public benefit, general aviation provides services and fulfills needs that are more essential to the world economy than ever before. It is millions of people working to bring the advantages of the airplane to communities around the globe.

     General aviation touches every aspect of our lives, our economy and our future. It represents over one million jobs, billions of dollars in revenue and the growth of thousands of cities, businesses, services and manufacturing facilities around the world.

     "General aviation" is defined as all aviation other than military and scheduled commercial airlines.

     Consider the scope of general aviation:

     * Over 320,000 general aviation airplanes worldwide, ranging from two-seat training aircraft to intercontinental business jets, are flying today; nearly 228,000 of those airplanes are based in the United States.

     * General aviation contributes more than $150 billion to the U.S. economy annually and employs more than 1,265,000 people.

     * In the U.S., general aviation aircraft fly almost 24 million hours and carry 166 million passengers annually.

     * There are nearly 4,000 paved general aviation airports open to the public in the U.S. By contrast, scheduled airlines serve less than 500 airports.

     * Over two-thirds of all the hours flown by general aviation aircraft are for business purposes.

AIR TRAVEL MARKET

     Passenger air traffic rose 8 percent in 2010, after declining about 2 percent in 2009. The persistent resilience of air travel is expected to sustain 6 percent growth in 2011 and keep the growth rate at or above the historical trend through the middle of the decade.

AIRPLANE ORDERS

     The long-range forecast of 2011 anticipates delivery of 33,500 new airplanes over the next 20 years, valued at more than $4 trillion. Single-aisle airplanes account for the majority of deliveries over the next 20 years--70 percent of the airplanes and 48 percent of the value. Rapidly expanding air

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service  within China and other  emerging  economies  and the spread of low-cost carrier ("LCC") business models throughout the world drive this market segment.

RETIRING AIRCRAFT

     It is expected that there will be a wave of single-aisle retirements starting around 2016, as a number of airplanes become 25 years old--a typical retirement age for jet aircraft.

AIR CARGO

     Air cargo traffic is expected to grow at an average annual rate of 5.6% over the next 20 years. Growing world trade, increasing demand for transport of perishable and time-sensitive commodities and the need to replace aging airplanes will create a requirement for 2,960 freighter deliveries over the next 20 years. About 1,990 of these will be conversions from passenger service and 970 airplanes with a value of U.S. $250 billion will be delivered new. The air cargo fleet will grow at an annual rate of 3.5%, nearly doubling from 1,760 airplanes in 2010 to 3,500 in 2030.

MILITARY AND DEFENSE

     U.S. Aerospace and defense industry sales for combined civilian and military sales are estimated at $116 billion for 2011. Though future Pentagon budgets are uncertain and may be pared, the industry expects to experience 5-8% growth over the next decade.

     We are accredited to FAA Advisory Circular AC 00-56 and TAC 2000. We are a registered U.S. GSA government contractor and we hold U.S. Defense Department Form 23245 for military critical technical data.

     Our customers include industry leaders Boeing, Moog, Flightstar, Woodward HRT and L3 Communications. We are a fast-growing vendor of aviation and aerospace parts and components, electromechanical, hydraulic and guidance
systems,   surplus   materials,   military   equipment  and  defense  electronic
components.

YOUNG AVIATION CUSTOMERS:

AAI Textron Systems
Avolar Aerolineas
Boeing Training and Flight Services
Boeing  Commercial  Aircraft  Seattle
Cayman Airways Flightstar
L-3  Communications  Integrated Systems
Mid America Aerospace
Mission Support, Inc.
Moog Aircraft Group
Moog Holland Aircraft Service
Texas Aerospace Services
Southern California Aviation
Victorville Aerospace
Woodward HRT

     Young Aviation has unlimited profit potential. The Company is well positioned for future acquisitions, mergers and revenue reinforcing partnerships. The Company has an experienced executive team, existing sales revenue, a profitable business model, strong margins and enormous potential.

     Young Aviation's corporate web site is www.youngaviation.com

BUSINESS STRUCTURE

     Young Aviation operates in three business segments:

     1.   Aviation Supply Chain
     2.   Aircraft Maintenance Support
     3.   Asset Management

SEGMENT 1: AVIATION SUPPLY CHAIN

     The Company supplies replacement parts and inventory management services for airlines and maintenance organizations in support of Airbus, Boeing (we are a Boeing-approved supplier), Bombardier, Douglas, and Embraer aircraft, and OEM's like MOOG and L3 Communications.

     Our extensive parts inventory includes avionics, pumps, valves, starters, APUs, MECs, wheels, brakes and much more, from top manufacturers like Collins, Garrett, Bendix-King, Sperry-Honeywell, Woodward Governor and B.F. Goodrich. Our inventory covers multiple military and commercial equipment manufacturers, aircraft platforms and ATA chapters.

SEGMENT OPPORTUNITY

     The Company is a growing leader in providing comprehensive aviation supply chain programs. We offer a wide variety of services that range from supplying individual spare parts to implementing end-to-end supply chain management programs. We maintain an extensive inventory of new and refurbished parts for many types of aircraft in operation today. Our goal is to help customers reduce costs, increase parts availability and minimize downtime.

     The Company will offer an extensive line of engine parts, parts management programs and engine sale and leasing options. Our dedicated customer service insures customer satisfaction through our commitment to responsiveness, quality, reliability and on-time performance.

     New capital will increase our supply chain presence, quality of inventory and our revenues allowing asset managers to source and purchase harder-to-find components, complete aircraft and specialty high-priced parts like those for satellite systems, missiles and defense applications.

SEGMENT 2: AIRCRAFT MAINTENANCE SUPPORT

     Young Aviation is a growing leader in commercial aerospace serving airlines and aviation maintenance organizations worldwide. We offer the highest quality aircraft, engines, components, maintenance and solution-based services available.

     We work with the major aircraft and engine manufacturers, as well as the component OEMs. We are expanding our global distribution capability and our supply chain management and logistics networks are exemplary.

SEGMENT OPPORTUNITY

     Young Aviation will repair, overhaul and maintain rotable (a component or inventory item that can be repeatedly and economically restored to a fully serviceable condition) and expendable ( parts for which no authorized repair procedure exists and/or the cost of repair would exceed cost of its replacement) components for a wide range of government and commercial aircraft, either as part of our comprehensive supply chain management program or as a stand-alone MRO (maintenance, repair and overhaul) offering. At our third-party repair centers, we will provide a full array of component repair, overhaul and exchange, as well as scrap replacement options, tailored to meet individual customer requirements and designed to improve efficiency while reducing cost.

     We began our business as an aftermarket parts supplier, but over the years our capabilities have expanded into MRO support. Young Aviation will soon offer the value-added service of Repair Management, which includes identifying, quoting, contracting, tracking and paying multiple vendors on behalf of our customers.

SEGMENT 3: ASSET MANAGEMENT

     We buy, sell, lease and manage a wide variety of commercial aviation assets for an array of clients. Our reputation enables us to provide those we serve with virtually limitless access to aftermarket goods and services and professional consignment management.

     Surplus parts can often be a financial and operational burden for airlines and MROs. Young Aviation provides solutions by marketing, selling and re-distributing surplus inventory on consignment to customers worldwide, while maximizing revenue for the consignors. Our re-distribution services encompass every aspect of the transaction from the moment the surplus material becomes available.

SEGMENT OPPORTUNITY

     As a growing aviation distributor of aerospace and aviation parts and services, we offer our customers and vendor partners innovative solutions to meet the ever-changing needs of the aviation marketplace. We will focus operations on value-added supply chain solutions, with services ranging from simple airframe and engine parts support to complete supply chain management programs.

     Airlines, MRO's and OEM's throughout the world rely on our experience, knowledge and resources to manage their aircraft engine and airframe parts and to support these efforts with innovative aviation services. Our highly qualified Asset Management team has the skill and technical expertise to help customers analyze aftermarket demand, component reliability, modification and market availability structured to reduce customers need for capital investments.

                               MARKETING STRATEGY

BUSINESS DEVELOPMENT

     Young Aviation, LLC has identified and outlined five essential strategic steps to help accelerate our corporate revenues and sustain fast growth in future quarters. We are committed to developing a sustainable, profitable business model to successfully expand operations using each of these five steps to meet our corporate goals and provide our customers with superior enhanced services.

     Five steps for strategic growth:

     *    Inventory expansion o Intellectual property acquisition
     *    Broadened licensing and certification
     *    Recruiting and hiring
     *    Acquiring ancillary businesses

1. INVENTORY EXPANSION

     We have the ability to purchase entire aircraft, vendor inventories and individual components to expand our parts base and liquid assets. We are aggressive buyers for our parts and components stock and enjoy a reputation for paying a fair price for surplus, excess material and aircraft for dismantling. We have years of experience in locating quality, high-demand rotables and expendables.

     The Company is focused on strengthening our supply chain and leveraging our financial ability to purchase entire inventories or individual rotable components for Boeing, Airbus, regional, corporate and military aircraft, to include purchasing aircraft for complete part out.

     We intend to purchase FAA inventory through our current customer base, through airline auctions and direct from suppliers. We intend to acquire defense inventory through our current customers and DOD/DLA auctions.

     Being a public company will afford us more favorable credit terms, increased buying and holding power and the financial stability to purchase high-quality and larger inventories that have until now been inaccessible to us due to our size and budgetary constraints.

     Going forward, Management predicts turning inventory at 1.7 times yearly with gross margins of 60% or higher.

2. INTELLECTUAL PROPERTY ACQUISITION

     We intend to acquire the intellectual property of an existing e-marketplace vendor of aviation-specific technical data and information services. We have identified an operating business that currently provides its owner with monthly recurring revenues on a subscriber-paid basis. The technical OEM data this service sells for used aircraft and aerospace components is often as valuable as the parts themselves. We feel the business is currently undervalued and undermarketed. Properly managed, the storefront could be a powerful moneymaker for the Company providing a monthly recurring revenue stream, new customers and vital industry exposure.

     We intend to pattern our e-marketplace development after the success of GE-owned ILS (Inventory Locator Service), which lists over 5 billion parts and has 22,000 subscribers to its business-to-business electronic marketplace.

     Our e-marketplace would be a complement to the ILS and would be a value-added service to MRO customers, providing hard-to-find, rare parts data including original engineer drawings, specifications, OEM manuals, repair manuals, certifications and other parts documentation such as photographs, parts lists, blueprints, Airworthiness Directives and other part specs.

     The existing business provides (at minimal cost outlay) several free services catering to aerospace and aviation professionals and maintenance organizations that require users only to register with the system for access. This simple, fast registration allows the site to reach out through e-mail to those critical members of the commercial aerospace community when a new tool or service is added to our site and to target advertise by segment.

Subscriber benefits:

     *    A reference search on commercial aviation parts
     * An aviation directory search on OEMs, repair stations and other vendors
     * A community built around commercial aviation through the use of forums and blogs

     Members of the site also have the choice to upgrade their accounts to choose one of two separate paid memberships. These two levels of paid subscriptions provide:

(1) Additional Parts Information:

     This membership level provides added data behind each part number. This data may include alternate part numbers, IPC information and many other sources of information.

(2) Company Search:

     This allows users the ability to add their company information to the aviation directory. This service is more economical and effective than competitors' parts directory services because search engines are able to search and mine the database providing a more detailed level of online presence.

     The   e-marketplace   also  features   news,   forums  and  vital  industry
information, providing a solid foundation for growth as both a free and paid destination for thousands of industry professionals.

3. BROADENED LICENSING AND CERTIFICATION; REGULATORY REQUIREMENTS

     In order to target market our business further into valuable government defense and military supply contracts, to attract new, bigger customers and to increase our overseas presence, we intend to broaden our requisite licensing and update our memberships and industry certifications.

     The Federal Aviation Administration ("FAA") under the United States Department of Transportation ("DOT") closely regulates U.S. companies involved in the Aviation Supply chain under Federal Aviation Requirements ("FAR") Title 14.

     The U.S. aviation and aerospace industry is highly regulated industry. Barriers to entry into bigger, gainful markets and contracts include licensing, government certifications and regulatory approvals.

     We are currently accredited to FAA Advisory Circular AC-0056 and TAC 2000. We are a Central Contractor registered to provide services and contract fulfillment to the U.S. General Service Administration ("GSA"). And we hold the U.S. Department of Defense ("DOD") Form 2345 allowing us to deal with military critical technical data.

     To accommodate fast growth over the next year, the Company plans to secure,
purchase,   upgrade  and  obtain  the  following   licenses,   memberships   and
certifications:

     DOD (U.S. Department of Defense) CAC (Common Access Card) and ECA (External Certificate Authority) certificates
     ASA-100 (Aviation Suppliers Association) Quality System Standard ISO 9001:2000 Certification
     ANSI/ISO/ASQ Q9000 Series: Quality Management Standards
     SAE/EN/SJAC AS9120 Quality Management Systems
     EASA European Aviation Suppliers Agency

     Broadening and upgrading our licensing and certifications will provide future vast opportunities usually afforded to larger, multi national conglomerate competitors. It will increase our market exposure and ultimately make us a more attractive takeover candidate.

4. RECRUITING AND HIRING

     Recruiting and attracting key industry and sales executives is vital to our success. The Company has identified and is actively recruiting seasoned professionals to complement our executive team and uses its network of industry contacts to attract those with relevant experience to help implement our long-term growth strategy.

     Our immediate requirements are for an executive asset manager and 2 to 3 channel sales managers. We are in discussions with several experienced candidates and believe that being public will help us to secure these individuals by offering the following advantages:

     *    Buying power
     *    Economies of scale
     *    Equity ownership

     We anticipate measurable revenue growth with each new industry hire, as aviation parts brokers tend to retain customers from firm to firm. We will be recruiting the employee along with their book of business and their customer base. This, along with our appended buying power, will greatly increase our projected revenues with each new industry broker we successfully draft.

     Recruiting will be performed on a word of mouth basis initially, drawing from our vast industry contacts, and further by outside agencies when we begin to implement our growth strategy for Latin America, the Caribbean and Europe.

5. ACQUIRING ANCILLARY BUSINESSES

     We have identified several specialty manufacturers, repair stations, testing and certification facilities, dismantling companies and general aviation component businesses that we believe can be acquired by Young Aviation at below market value. These acquisitions will provide business synergies, economies of scale, vertical integration, revenues, tax benefits and assets to the parent company.

     We intend to form several new corporate subsidiaries to manage corporate assets and identify and purchase these operators:

* YOUNG AVIATION PARTS TRADING - COMPONENT DISTRIBUTION

     We will spin off our current parts and component sales into this new division to focus time and dollars on both channel growth and the recruitment of existing brokers. We have identified several local existing parts broker candidates who could be valuable assets and will provide immediate revenues. Any new hires will be dedicated to opening and maintaining new accounts with airlines, military and defense and leasing companies.

* YOUNG AIRCRAFT SYSTEMS GROUP - MAINTENANCE, REPAIR AND OVERHAUL (MRO)

     The requirements to repair costly components are constantly increasing. This has inspired us to develop our MRO business and seek small machine shops and specialty repair stations to service our customer base. We will focus on those using new technologies such as advanced welding techniques and metal deposition.

     We have identified several repair stations in South Florida which we will further analyze for possible acquisition and investment opportunities. They perform instrument, pneumatic, hydraulic and landing gear testing and repair, as well as aircraft structures repair and modification.

* YOUNG AEROSPACE GROUP - MANUFACTURING

     We will identify and acquire or partner with production facilities, retrofitters and small manufacturers to produce components for commercial engines and aircraft, military components and rotables, expendables and other related parts.

     We intend to develop a business relationship directly and indirectly with COMAC (Commercial Aircraft Corporation of China) to supply parts and components for their Comac C919 aircraft which are in direct competition with worldwide industry leaders Airbus and Boeing. Our current business relationship with Moog provides us with an entrance into the market and COMAC's purchasing managers.

     We intend to pattern our success after the ILS (Inventory  Locator Service)
which  lists  over  5  billion  parts,   and  has  22,000   subscribers  to  its
business-to-business electronic marketplace.

     Our e-marketplace would be a complement to the ILS and would be a value-added service to MRO customers providing hard-to-find, rare part data including original engineer drawings, specifications, OEM manuals, repair manuals, certifications and other documentation such as photographs, parts lists, blueprints, Airworthiness Directives and other part specs.

                             OUR CURRENT OPERATIONS

     Young Aviation is a leading aftermarket supplier of aircraft parts and services. Our main office is less than 30 minutes from two international airports, Miami International Airport and Fort Lauderdale/Hollywood International Airport, which enables us to ship parts immediately. We also have strategic partners in more than a dozen countries around the world to further expedite our services.

     We warehouse thousands of aircraft spares. Additionally, we have established a far-reaching global network to quickly source parts, no matter how obscure. We combine industry know-how with professional integrity to provide outstanding customer service. We have provided support for many commercial/regional airlines, as well as many international military suppliers, OEM's and contractors.

STRATEGIC ALLIANCES

     We plan to locate and hire outside professionals in a variety of fields. Our consultants will be industry executives, ex-military, government officials and other beneficial personnel. Professional consultants allow the company to preserve considerable flexibility and to exercise central control with a small group of seasoned professionals, thereby reducing the need for large administrative corporate overhead and related costs. As we grow, select consultants will be added to the Board of Directors. Through an international network of alliance and partnerships, the Company has access to specialized management, marketing and technological capabilities which, through a series of specific and performance agreements, can be harnessed to provide the skills and expertise necessary to mange all aspects of Group operations.

CENTRALIZING CONTROL FUNCTIONS

     The Company believes that it can achieve economies of scales by combining a number of general and administrative functions at the corporate level and by reducing or eliminating redundant functions. The Company will provide centralized risk management services, payroll, billing and collection, purchasing, cash management, human resources and other administrative support services. This centralization will provide senior management with a significant source of control and ability to monitor the key operating areas of the Company.

     Technology allows a greater amount of work to be completed away form a centralized location, which eliminates or lessens the need for certain expenses. The Company plans to outsource and hire telecommuting professionals to perform many corporate functions, thereby lowering rent expense, workers compensation, offices expenses and other related costs.

INTERNAL GROWTH

     The Company's growth and profitability depends on operational efficiency, the expansion and enhancement of services, and increasing penetration into new geographic markets. The Company believes that experienced management and corporate personnel are essential to the establishment of long-term growth.

OPERATIONS AND STAFFING; EMPLOYEES

     The Company currently has four employees (including our President, Joel A. Young, none of whom is represented by a labor union. The Company believes that an entrepreneurial business environment that rewards performance tends to attract and retain self-motivated individuals. Salaries and other compensation will remain minimal until revenue streams are identified, analyzed and made profitable.

     Management believes that an employee-oriented culture that includes goals and clearly defined, tangible benefits creates a focused purpose for employees and a drive to achieve the Company's mission, resulting in a higher level of customer service. Management intends to have the Company support its employees by offering competitive wages, benefits and a bonus program that rewards the achievement of its profit goals.

     The Company will seek to hire experienced, customer-oriented, industry savvy, highly motivated employees. Through comprehensive training and defined career paths, we will build an employee culture that will support and facilitate the Company's rapid expansion.

COMPETITION

     The Aerospace and Defense industries are highly competitive and the Company has numerous competitors in the United States and internationally, most of whom have greater financial and human resources than the Company.

PROPERTIES

     Our office (750 square feet) and warehouse (2,250 square feet) are located at 4700 Hiatus Road, Suite 252, Sunrise, Florida 33351.

LEGAL PROCEEDINGS

     We are not subject to any legal proceedings and are not aware of any threatened legal proceedings.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

     The following discussion should be read in conjunction with our financial statements and related notes.

     Certain matters discussed herein may contain forward-looking statements that are subject to risks and uncertainties. Such risks and uncertainties include, but are not limited to, the following:

     *    the volatile and competitive nature of our industry,
     * the uncertainties surrounding the rapidly evolving markets in which we compete,
     *    the uncertainties surrounding technological change of the industry,
     *    our dependence on its intellectual property rights,
     *    the success of marketing efforts by third parties,

     *    the changing demands of customers and
     *    the arrangements with present and future customers and third parties.

     Should one or more of these risks or uncertainties materialize or should any of the underlying assumptions prove incorrect, actual results of current and future operations may vary materially from those anticipated.

THE FOLLOWING DISCUSSION AND ANALYSIS OF THE RESULTS OF OPERATIONS AND FINANCIAL CONDITION OF YOUNG AVIATION, LLC, FOR YEARS ENDED DECEMBER 31, 2010 AND 2009 AND FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2011 AND 2010, SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS, AND THE NOTES TO THOSE FINANCIAL STATEMENTS THAT ARE INCLUDED ELSEWHERE IN THIS FILING. REFERENCES TO "WE," "OUR," OR "US" IN THIS SECTION REFERS TO THE COMPANY AND ITS SUBSIDIARIES. OUR DISCUSSION INCLUDES FORWARD-LOOKING STATEMENTS BASED UPON CURRENT EXPECTATIONS THAT INVOLVE RISKS AND UNCERTAINTIES, SUCH AS OUR PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS. ACTUAL RESULTS AND THE TIMING OF EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF A NUMBER OF FACTORS, INCLUDING THOSE SET FORTH UNDER THE RISK
FACTORS, FORWARD-LOOKING STATEMENTS AND BUSINESS SECTIONS IN THIS CURRENT REPORT. WE USE WORDS SUCH AS "ANTICIPATE," "ESTIMATE," "PLAN," "PROJECT," "CONTINUING," "ONGOING," "EXPECT," "BELIEVE," "INTEND," "MAY," "WILL," "SHOULD," "COULD," AND SIMILAR EXPRESSIONS TO IDENTIFY FORWARD-LOOKING STATEMENTS.

OVERVIEW

     Young Aviation, LLC ("Company"), a Florida limited liability company located in Sunrise, Florida, is a diversified broker and supplier of parts, products and services to the worldwide aviation, aerospace, government and defense markets. The Company services a broad range of clients such as aircraft leasing companies, major airlines, repair stations, fixed-base operators ("FBO's"), leasing companies and after market suppliers.

     Founded in 2004, Young Aviation, LLC was organized in the state of Florida on May 10, 2004, the Company services a broad range of commercial and military clients such as aircraft leasing companies, major airlines, repair stations, leasing companies and after market suppliers.

     We are accredited to FAA Advisory Circular AC 00-56 and TAC2000. We are a registered U.S. GSA government contractor. And we hold U.S. Defense Department Form 23245 for military critical technical data.

     The Company currently operates in three business segments:

     *    Aviation Supply Chain
     *    Aircraft Maintenance Support
     *    Asset Management

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
     Our customers include industry leaders Boeing, Moog, Flightstar, Woodward HRT and L3 Communications. We are a fast-growing vendor of aviation and aerospace parts and components, electromechanical, hydraulic and guidance
systems,   surplus   materials,   military   equipment  and  defense  electronic
components.

RISKS, UNCERTAINTIES AND TRENDS RELATING TO THE COMPANY AND INDUSTRY

     Aerospace and Defense spending are generally affected by a number of factors including general economic conditions, inflation, interest rates, tax rates, fuel and other energy costs and consumer confidence, generally, all of which are beyond our control. We are currently in a severe worldwide economic recession. Runaway deficit spending by the United States government and other countries further exacerbates the United States and worldwide economic climate and may delay or possibly deepen the current recession. Some economic indicators suggest rising energy costs, higher inflation, dwindling consumer confidence and higher taxes. Defense spending is also uncertain in future U.S. budgets and we may be impacted negatively by a reduction in Pentagon spending. Industrial purchases of our products tend to decline during recessionary periods when disposable revenue is lower and may impact sales of our products. Sudden disruptions in business conditions could result from a terrorist attack similar to the events of September 11, 2001, including attacks, the threat of further attacks or retaliation, war, adverse weather conditions or other natural disasters, such as Hurricane Katrina, pandemic situations or large scale power outages can have a short term or, sometimes, long term impact on spending. Downturns in the economies in which we sell our products or a sudden disruption of business conditions in those economies could adversely affect our business. A worldwide recession or U.S. Government debt default could place severe constraints on the ability of all companies, particularly smaller ones, to raise capital, borrow money, operate effectively and profitably and to plan for the future.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

     Our management's discussion and analysis of our financial condition and results of operations are based on our condensed financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported net sales and expenses during the reporting periods. On an ongoing basis, we evaluate our estimates and assumptions. We base our estimates on historical experience and on various other factors that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

     While our significant accounting policies are more fully described in Note 2 to our financial statements, we believe that the following accounting policies are the most critical to aid the reader in fully understanding and evaluating this discussion and analysis:

     BASIS OF PRESENTATION - The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for financial information and have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for smaller reporting companies. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the results of operations of the Company for the Years Ended Decmber 31, 2010 and 2009 and for the three and six month periods ended June 30, 2011 and 2010 have been reflected herein.

     INVENTORIES  -  Inventories,   consisting   primarily  of  airplane  parts,
components and units for sale, are recorded using the average cost method.

     REVENUE RECOGNITION - Revenue on our components and parts are recognized when the units or parts ship to the customer.

     COMPREHENSIVE INCOME (LOSS) - FASB ASC Topic 220 (Statement of Financial Accounting Standards No. 130, "REPORTING COMPREHENSIVE INCOME") establishes standards for reporting comprehensive income (loss) and its components in a financial statement that is displayed with the same prominence as other financial statements. Comprehensive income (loss), as defined, includes all changes in equity during the period from non-owner sources, such as foreign currency translation adjustments.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

     In April 2009, the FASB issued FASB ASC 825-10-50 and FASB ASC 270 ("FSP 107-1 AND APB 28-1 INTERIM DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS"), which increases the frequency of fair value disclosures to a quarterly basis instead of on an annual basis. The guidance relates to fairvalue disclosures for any financial instruments that are not currently reflected on an entity's balance sheet at fair value. FASB ASC 825-10-50 and FASB ASC 270 are effective for interim and annual periods ending after June 15, 2009. The adoption of FASB ASC 825-10-50 and FASB ASC 270 did not have a material impact on results of operations, cash flows, or financial position

     In May 2009, the FASB issued FASB ASC 470 (Staff Position No. APB 14-1 "ACCOUNTING FOR CONVERTIBLE DEBT INSTRUMENTS THAT MAY BE SETTLED IN CASH UPON CONVERSION (INCLUDING PARTIAL CASH SETTLEMENT)"). FASB ASC 470 clarifies that convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) are not addressed by FASB ASC 470-20-65-1 (paragraph 12 of APB Opinion No. 14, "ACCOUNTING FOR CONVERTIBLE DEBT AND DEBT ISSUED WITH STOCK PURCHASE WARRANTS"). Additionally, FASB ASC 470 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FASB ASC 470 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and interim periods within those fiscal years. The adoption of FASB ASC 470 did not have an effect on our consolidated financial statements.

     In May 2009, the FASB issued FASB ASC 855 (SFAS No. 165, "SUBSEQUENT EVENTS"), which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. In particular, FASB ASC 855 sets forth (a) the period after the balance sheet date during which management of a reporting entity should evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (b) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and (c) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date. FASB ASC 855 is effective for interim or annual financial reporting periods ending after June 15, 2009. The adoption of FASB ASC 855 did not have an impact on results of operations, cash flows, or financial position.

     In June 2009, the FASB issued FASB ASC 810 (SFAS No. 167, "AMENDMENTS TO FASB INTERPRETATION NO. 46(R)"). FASB ASC 810 applies to FASB ASC 105 entities and is effective for annual financial periods beginning after November 15, 2009 and for interim periods within those years. Earlier application is prohibited. A calendar year-end company must adopt this statement as of January 1, 2010. The Company does not anticipate the adoption of FASB ASC 810 to have a material impact on results of operations, cash flows, or financial position.

     In June 2009, the FASB issued FASB ASC 860 (SFAS No. 166, "ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS-AN AMENDMENT OF FASB STATEMENT NO. 140"). FASB ASC 860 applies to all entities and is effective for annual financial periods beginning after November 15, 2009 and for interim periods within those years. Earlier application is prohibited. A calendar year-end company must adopt this statement as of January 1, 2010. This statement retains many of the criteria of FASB ASC 860 (FASB 140, "ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES") to determine whether a transfer of financial assets qualifies for sale accounting, but there are some significant changes as discussed in the statement. Its disclosure and measurement requirements apply to all transfers of financial assets occurring on or after the effective date. Its disclosure requirements, however, apply to transfers that occurred BOTH before and after the effective date. In addition, because FASB ASC 860 eliminates the consolidation exemption for Qualifying Special Purpose Entities, a company will have to analyze all existing QSPEs to determine whether they must be consolidated under FASB ASC 810. The Company does not anticipate the adoption of FASB ASC 860 to have a material impact on results of operations, cash flows, or financial position.

     In August 2009, the FASB issued ASU 2009-05, "MEASURING LIABILITIES AT FAIR VALUE." ASU 2009-05 applies to all entities that measure liabilities at fair value within the scope of FASB ASC 820, "FAIR VALUE MEASUREMENTS AND DISCLOSURES." ASU 2009-05 is effective for the first reporting period (including interim periods) beginning after issuance, October 1, 2009, for the Company. The Company does not anticipate the adoption of ASU 2009-05 to have a material impact on results of operations, cash flows, or financial position.

     In October 2009, the FASB ratified FASB ASC 605-25 (the EITF's final consensus on Issue 08-1, "REVENUE ARRANGEMENTS WITH MULTIPLE DELIVERABLES"). FASB ASC 605-25 is effective for fiscal years beginning on or after June 15, 2010. Earlier adoption is permitted on a prospective or retrospective basis. The Company is currently evaluating the impact of this pronouncement on its consolidated financial statements.

     In January 2010, the FASB issued ASU No. 2010-02, Accounting and Reporting for Decreases in Ownership of a Subsidiary," which clarifies the scope of the guidance for the decrease in ownership of a subsidiary in ASC 810, "Consolidations," and expands the disclosures required for the deconsolidation of a subsidiary or de-recognition of a group of assets. This guidance was effective on January 1, 2010. The Company adopted this guidance and it did not have an effect on the accompanying financial statements.

     In January 2010, the FASB issued ASU No. 2010-01, "Accounting for Distributions to Shareholders with Components of Stock and Cash," which clarifies that the stock portion of a distribution to shareholders that allows them to elect to receive cash or stock with a potential limitation on the total amount of cash that all shareholders can elect to receive in the aggregate is considered a share issuance that is reflected in earnings per share prospectively and is not a stock dividend for purposes of applying ASC 505, "Equity," and ASC 260, "Earnings Per Share." This guidance is effective for interim and annual periods ending on or after December 15, 2009, and should be applied on a retrospective basis. The application of the requirements of this guidance had no effect on the accompanying financial statements.

RECENT ACCOUNTING PRONOUNCEMENTS

     In January 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2010-06, "Improving Disclosures About Fair Value Measurements." Effective January 1, 2010, ASU 2010-06 requires the separate disclosure of significant transfers into and out of the Level 1 and Level 2 categories and the reasons for such transfers, and also requires fair value measurement disclosures for each class of assets and liabilities as well as disclosures about valuation techniques and inputs used for recurring and nonrecurring Level 2 and Level 3 fair value measurements. The Company adopted this amendment during fiscal year 2010, which resulted in additional disclosures in the Company's consolidated financial statements. Effective in fiscal years beginning after December 15, 2010, ASU 2010-06 also requires Level 3 disclosure of purchases, sales, issuances and settlements activity on a gross rather than a net basis.

     The FASB issued Accounting Standards Update (ASU) No. 2010-20. DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCING RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES, on July 21, 2010, requiring companies to improve their disclosures about the credit quality of their financing receivables and the credit reserves held against them. The extra disclosures for financing receivables include aging of past due receivables, credit quality indicators, and the modifications of financing receivables. This guidance is effective for interim and annual periods ending on or after December 15, 2010. There was no material impact on the Company's consolidated financial position, results of operations or cash flows.

     The CONSOLIDATION TOPIC OF THE FASB ASC 810 provides a new accounting provision regarding the consolidation of variable interest entities ("VIEs"). The new accounting provision modifies the existing quantitative guidance used in determining the primary beneficiary of a VIE by requiring entities to qualitatively assess whether an enterprise is a primary beneficiary, based on whether the entity has (i) power over the significant activities of the VIE, and
(ii) an obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. Additionally, the accounting provision requires an ongoing reconsideration of the primary beneficiary and provides a framework for the events that triggers a reassessment of whether an entity is a VIE. The new accounting update became effective for the Company on July 1, 2010. The adoption of this guidance did not have a material effect on the Company's consolidated financial statements.

     In May 2011, the FASB issued ASU 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (International Financial Reporting Standard)." ASU 2011-04 attempts to improve the comparability of fair value measurements disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. Amendments in ASU 2011-04 clarify the intent of the application of existing fair value measurement and disclosure requirements, as well as change certain measurement requirements and disclosures. ASU 2011-04 is effective for the Company beginning January 1, 2012 and will be applied on a prospective basis. We do not believe that the adoption of ASU 2011-04 will have a material effect on our consolidated financial statements.

     In June 2011, the FASB issued ASU 2011-05, "Presentation of Comprehensive Income." ASU 2011-05 changes the way other comprehensive income ("OCI") appears within the financial statements. Companies will be required to show net income, OCI and total comprehensive income in one continuous statement or in two separate but consecutive statements. Components of OCI may no longer be presented solely in the statement of changes in shareholders' equity. Any reclassification between OCI and net income will be presented on the face of the financial statements. ASU 2011-05 is effective for the Company beginning January 1, 2012. The adoption of ASU 2011-05 will not impact the measurement of net income or other comprehensive income.

     A variety of proposed or otherwise potential accounting standards are currently under study by standard setting organizations and various regulatory agencies. Due to the tentative and preliminary nature of those proposed standards, the Company's management has not determined whether implementation of such proposed standards would be material to its financial statements.

                      RESULTS OF OPERATIONS OF THE COMPANY
            COMPARISON OF THE YEARS ENDED DECEMBER 31, 2010 AND 2009

     NET SALES. Net sales for years ended December 31, 2010 and 2009 were $551,426 and $356,525, respectively, representing a 55% increase in sales.

     COST OF SALES. Cost of sales for the year ended December 31, 2010 was $383,997 on net revenue of $551,426, representing 70% of net sales, compared to the year ended December 31, 2009, 2009 in which cost of sales was $208,455 on net sales of $356,525, representing 58% of net sales.

     GROSS PROFIT. Gross profit for the year ended December 31, 2010 was $167,429, providing a gross profit margin of 30% compared to gross profit for year ended December 31, 2009 of $148,071, providing a gross profit margin of 42%.

     OPERATING EXPENSES. Our operating expenses consist of selling and marketing expenses and general and administrative expenses. For the year ended December 31, 2010, total operating expenses were $133,729, representing 24% as a percentage of net sales. For the period for the year ended December 31, 2009, total operating expenses were $111,071, representing 31% as a percentage of net sales.

     Selling and marketing expenses for the year ended December 31, 2010 were $4,016, representing less than 1% of net sales, compared to the year ended December 31, 2009 in which selling and marketing expenses were $10,009, representing almost 3% of net sales.

     General and administrative expenses for the year ended December 31, 2010 were $129,713, representing 24% of net sales, compared to the year ended December 31, 2009 in which general and administrative expenses were $101,062, representing 28% of net sales.

        COMPARISON OF THE SIX MONTH PERIODS ENDED JUNE 30, 2011 AND 2010

     NET SALES. Net sales for the six month periods ended June 30, 2011 and 2010 were $75,526 and $346,421, respectively.

     COST OF SALES. Cost of sales for the six month periods ended June 30, 2011 and 2010 were $40,622 and $199,388, respectively.

     GROSS PROFIT. Gross profit for the six month periods ended June 30, 2011 and 2010 was $34,904 and $147,033, respectively.

     OPERATING EXPENSES. Our operating expenses consist of selling and marketing expenses and general and administrative expenses. Operating expenses for the six month periods ended June 30, 2011 and 2010 were $34,340 and $72,792, respectively.

     Selling and marketing expenses for the six month periods ended June 30, 2011 and 2010 were $1,796 and $955, respectively.

     General and administrative expenses for the six month periods ended June 30, 2011 and 2010 were $32,543 and $71,837, respectively.

                         LIQUIDITY AND CAPITAL RESOURCES
          CASH FLOWS - FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

     Net cash provided by operating activities was $44,033 and $36,912 for the years ended December 31, 2010 and 2009. The net cash provided by operating activities for both years is mainly attributable to the net income each year.

     Net cash of $25,000 used in investing activities for the year ended December 31, 2010 is a result of the $10,000 acquisition of equipment and the $15,000 increase in member advances receivable.

     Net cash used in financing activities was $23,190 for the year ended December 31, 2010 and was the result of $33,190 of member distributions offset by the receipt of $10,000 in loan proceeds. Net cash used in financing activities was $16,180 for the year ended December 31, 2009 and was the result of the same amount in member distributions.

           CONTRACTUAL OBLIGATIONS AND OFF-BALANCE SHEET ARRANGEMENTS

CONTRACTUAL OBLIGATIONS

     We have certain fixed contractual obligations and commitments that include future estimated payments. Changes in our business needs, cancellation provisions, changing interest rates, and other factors may result in actual payments differing from the estimates. We cannot provide certainty regarding the timing and amounts of payments. We have presented below a summary of the most significant assumptions used in our determination of amounts presented in the tables, in order to assist in the review of this information within the context of our consolidated financial position, results of operations and cash flows.

     The following table summarizes our contractual obligations as of June 30, 2011, and the effect these obligations are expected to have on our liquidity and cash flows in future periods.

PAYMENTS DUE BY PERIOD

                                     Less than     1-3        3-5       5
                           Total      1 year      Years      Years    Years +
                           -----      ------      -----      -----    -------
Contractual Obligations:
  Operating Leases        $28,424     $17,916    $10,508    $    --   $    --
                          -------     -------    -------    -------   -------

     Totals:              $28,424     $17,916    $10,508    $    --   $    --
                          =======     =======    =======    =======   =======

                        DIRECTORS AND EXECUTIVE OFFICERS

     Our executive officers are elected by the board of directors and serve at the discretion of the board. Our current director serves until the next annual members meeting or until his successor has been duly elected and qualified. Effective October 3, 2011, in connection with the closing of the Share Exchange Agreement with Young Aviation, Vincent Beatty, our former President, Chief Executive Officer, Chief Financial Officer and Director, and Thomas Hagan, our former Secretary and Director, resigned their respective offices, and Joel A. Young was appointed as our President, Chief Executive Officer, Chief Financial Officer and sole Director. The following table sets forth certain information regarding our current director and executive officer:

Name                          Position                             Since
----                          --------                             -----
Joel A. Young    President, Chief Executive Officer,           October 3, 2011
                 Chief Financial Officer and Director

     Certain biographical information of our director and officer is set forth below.

JOEL A. YOUNG, CEO

     Joel A. Young is the founder of Young Aviation. Mr. Young was elected to our Board of Directors on October 3, 2011, and was appointed to the offices of President, Chief Executive Officer and Chief Financial Officer on the same date. Mr. Young, age 39, began his career in the as a supply chain manager for Hubair in Sunrise, Florida, managing the Delta, KLM, Lufthansa and British Airways accounts for the company until 2002. He then managed the MRO facility for Aircraft Systems in Miami, Florida until 2004 when he formed Young Aviation LLC, which he has successfully operated since. He was a Series 7 registered representative for Gateway Financial Group in Boca Raton, Florida from 1993 to 1996. He studied Business Management at Florida Atlantic University in Boca Raton, FL.

DIRECTOR QUALIFICATIONS

     We do not have a formal policy regarding director qualifications. In the opinion of Joel A. Young, our President and majority shareholder, he has sufficient business experience and integrity to carry out the Company's plan of operations.

ABSENCE OF INDEPENDENT DIRECTORS

     We do not have any independent directors and are unlikely to be able to recruit and retain any independent directors due to our small size and limited financial resources.

AUDIT COMMITTEE FINANCIAL EXPERT

     Although we have not established an Audit Committee, the functions of the Audit Committee are currently carried out by our Board of Directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation paid by the Company to our executive officers and directors of the Company for services rendered during the periods indicated. The Company did not compensate any of its officers or directors during the fiscal year ended December 31, 2009. The information in the table below relating to Joel A. Young represents compensation paid to Mr. Young by Young Aviation (and not Datamill Media Corp.) during such periods.

                           SUMMARY COMPENSATION TABLE

    Name and                                                    Stock         All Other
Principal Position           Year     Salary($)    Bonus($)    Awards($)   Compensation($)   Total($)
------------------           ----     ---------    --------    ---------   ---------------   --------
Joel A. Young:               2010     $20,000       $   0      $     0        $16,180        $36,180
President, Chief             2009     $     0       $   0      $     0        $33,190        $33,190
Executive Officer,           2008     $     0       $   0      $     0        $     0        $     0
Chief Financial Officer
and Director

Vincent Beatty:              2010     $    0        $   0      $10,000(1)     $    0         $10,000
Chief Executive Officer,     2009     $    0        $   0      $     0        $    0         $     0
President, Chief Financial   2008     $    0        $   0      $     0        $    0         $     0
Officer and Director

----------
(1) The Company issued 10,000,000 restricted shares of its common stock for services rendered. The shares were valued at $0.001 per share or $10,000.

     We do not have any employment agreements with any of our officers. We do not contemplate entering into any employment agreements until such time as we begin to attain profitable operations.

     The compensation discussed herein addresses all compensation awarded to, earned by, or paid to our named executive officer.

STOCK OPTION AND OTHER COMPENSATION PLANS

     The  Company   currently  does  not  have  a  stock  option  or  any  other compensation plan and we do not have any plans to adopt one in the near future.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     We do not currently have an audit committee or a compensation committee.

                            COMPENSATION OF DIRECTORS

     Our directors do not receive any direct compensation for their service on our board of directors. Any future director compensation will be determined by our compensation committee, once it is chartered.

                                  DIRECTORSHIPS

     During the past five years, none of our directors or persons nominated or chosen to become directors held any other directorship in any company with a class of securities registered pursuant to Section 12 of the 1934 Act or subject to the requirements of Section 15(d) of such Act or any other company registered as an investment company under the Investment Company Act of 1940.

                           OTHER SIGNIFICANT EMPLOYEES

     No other significant employees exist.

                              FAMILY RELATIONSHIPS

     No family relationship exists between or among any of our officers and directors.

                              EMPLOYMENT CONTRACTS

     We do not have any employment agreements with our employees or officers.

INDEMNIFICATION

     Under our Articles of Incorporation and Bylaws, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of her position, if she acted in good faith and in a manner she reasonably believed to be in our best interest. We may advance expenses incurred in defending a proceeding. To the extent that the officer or director is successful on the merits in a proceeding as to which she is to be indemnified, we must indemnify her against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the State of Nevada.

     In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to Nevada law or otherwise, we have been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To our knowledge, the following table sets forth, as of October 3, 2011, information regarding the ownership of our Common Stock by:

     *    certain persons who own more than 5% of our Common Stock
     *    each of our directors and each of our executive officers; and
     *    all directors and executive officers as a group.

     Each person has sole voting and investment power with respect to the shares of Common Stock shown, except as otherwise noted.

                                Amount and Nature
Name and Address of               of Beneficial
Beneficial Owner                Ownership Number(1)            Percent(1)
----------------                -------------------            ----------
Joel A. Young (2)                  165,000,000                    65.4%

Vincent Beatty (3)                  27,013,500                    10.7%

All officers and directors         165,000,000                    65.4%
as a group (1 person)

----------
(1) The numbers and percentages set forth in these columns are based on 252,310,000 shares of Common Stock outstanding as of October 3, 2011. The number and percentage of units beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any equity securities as to which the holder has sole voting power or investment power and also any shares that the holder has the right to acquire within 60 days.
(2)  Mr. Young's address is 4700 Hiatus Road, Suite 252, Sunrise, FL 33351.
(3) Mr. Beatty's address is 1205 Hillsboro Mile, Suite 203, Hillsboro Beach, FL 33062.

     There are no arrangements or understandings among the entities and individuals referenced above or their respective associates concerning election of directors or other any other matters which may require investor approval.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Although we have not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our board of directors.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     The disclosure set forth in Item 2.01 of this Current Report under the heading "Completion of Acquisition of Assets" is hereby incorporated herein by reference. When we acquired Young Aviation on October 3, 2011, we issued an aggregate of 166,060,000 shares of Common Stock to the Members of Young Aviation.

     Management believes the above shares of Common Stock were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The certificates representing such shares bear the standard 1933 Act restrictive legend and the investors have executed documents

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
representing that the shares were being acquired for investment purposes only and not with a view the distribution thereof. No broker or underwriter was involved in any of the above transactions.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     Prior to closing the Share Exchange Agreement with Young Aviation, Vincent Beatty was our President, Chief Executive Officer, Chief Financial Officer and Director, and Thomas Hagan was our Secretary and Director. Mr. Beatty was the Company's majority shareholder with approximately 65.4% of our issued and outstanding Common Stock immediately prior to closing the Share Exchange Agreement.

     As explained more fully in Item 3.01 of this Current Report, upon closing of the Share Exchange Agreement, the Company issued 166,060,000 shares of Common Stock to the owners of Young Aviation. 165,000,000 of such shares of Common Stock were issued to Joel A. Young, who is now our majority shareholder with approximately 65.4% of our issued and outstanding Common Stock.

     Pursuant to the Share Exchange Agreement, Joel A. Young was appointed as our President, Chief Executive Officer, Chief Financial Officer and Director. Following Mr. Young's appointment to these offices, Vincent Beatty and Thomas Hagan resigned from all offices and directorships with the Company.

     The disclosures set forth in Item 3.01 and Item 3.02 of this Current Report are incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT  OF    PRINCIPAL   OFFICERS;   COMPENSATORY   ARRANGEMENTS
          OF  CERTAIN OFFICERS.

     The disclosures set forth in Item 2.01 of this Current Report under the heading "Directors and Executive Officers" and in Item 5.01 of this Current Report under the heading "Changes in Control of Registrant" are incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On September 19, 2011, we amended our Articles of Incorporation to: (i) increase our authorized capital to 500,000,000 shares of Common Stock and to effect a 10 shares for one share forward stock split effective on September 19, 2011.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

     As explained more fully in Item 3.01 of this Current Report, the Company was a "shell company" (as such term is defined Section 12b-2 under the Securities Exchange Act of 1934) immediately before the closing of the Share Exchange Agreement on October 3, 2011. As a result of the Share Exchange Agreement, Young Aviation became a wholly-owned subsidiary of the Company and Young Aviation became the main operational business of the Company; hence, the Company is no longer a "shell company."

                                     EXPERT

     The financial statements of Young Aviation, LLC for the years ended December 31, 2010 and 2009, included in this Form 8-K/A have been audited by Harris F. Rattray, CPA, an independent registered public accounting firm, as set forth in his report included in this Form 8-K/A and the financial statements of Young Aviation, LLC for three and six months ended June 30, 2011 and 2010, included in this Form 8-K/A have been reviewed by Harris F. Rattray, CPA, as set forth in his review report included in this Form 8-K/A. His reports are given upon his authority as expert in accounting and auditing.

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired

     The audited financial statements of Young Aviation, LLC as of and for the years ended December 31, 2010 and 2009, and the unaudited financial statements as of June 30, 2011, and for the six months ended June 30, 2011, and 2010, and related footnotes are attached hereto as Exhibits 99.1 and 99.2, and are incorporated herein by reference.

(b) Shell Company Transactions - Pro Forma Financial Information

     The financial statements and the pro forma financial statements required by
Item 9.01(c) to Form 8-K are filed with this Current Report as Exhibit 99.3

(c) Exhibits


Exhibit No.                      Document Description
-----------                      --------------------

2.1 Share Exchange Agreement dated September 2, 2011, by, between and among Datamill Media Corp., Young Aviation, LLC and Members of Young Aviation, LLC (1)

3.1           Articles of Incorporation (2)

3.1.1* Certificate of Amendment to Articles of Incorporation filed with the Secretary of State of Nevada, effective September 19, 2011

3.2           Bylaws (3)

10.1          Promissory  Note  dated  January 5,  2011,  payable  to  Jablonski
              Family, LLLP (4)

10.2 Security and Pledge Agreement dated January 4, 2011, between Vincent Beatty and Jablonski Family, LLLP (5)

10.3* Amendment to Share Exchange Agreement effective as of September 30, 2011, by and between Datamill Media Corp. and Young Aviation, LLC

23.1*         Consent of Rattray & Associates, CPA

99.1* Audited financial statements of Young Aviation, LLC as of and for the fiscal years ended December 31, 2010 and 2009.

99.2* Unaudited financial statements of Young Aviation, LLC as of June 30, 2011 and the six months ended June 30, 2011 and 2010

99.3*         Pro forma financial information

----------
*    Filed herewith
(1) Incorporated by reference to exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on September 2, 2011.
(2) Incorporated by reference to Exhibit 3.1 to the Company's Form S-1 registration statement (Registration No. 333-172010).
(3) Incorporated by reference to Exhibit 3.2 to the Company's Form S-1 registration statement (Registration No. 333-172010).
(4) Incorporated by reference to Exhibit 10.1 to the Company's Form S-1 registration statement (Registration No. 333-172010).
(5) Incorporated by reference to Exhibit 10.2 to the Company's Form S-1 registration statement (Registration No. 333-172010).


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 4, 2011

                                       Datamill Media Corp.


                                       By: /s/ Joel A. Young
                                          --------------------------------------
                                          Joel A. Young
                                          President and Chief Executive Officer

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